EXHIBIT 10.6

STOCK PURCHASE AGREEMENT (“Agreement”) dated as of the 1st day of August 2017, by and among Peter O’Brien (the “Seller”) ALII Capital LLC, a Washington limited liability corporation (the “Purchaser”) and Artelo Biosciences, Inc., a Nevada corporation (the “Company”).

Whereas, the Seller is the owner of 3,000,000 shares of common stock, par value $0.001 per share of the Company; and

Whereas, the Seller proposes to sell to the Purchaser and Purchaser proposes to purchase from the Seller 300,000 shares of the Company’s common stock (the “Purchased Shares”), on the terms set forth herein; and

Whereas, the Company believes that it is in its and its shareholders best interests to facilitate the transactions contemplated by this Agreement.

Accordingly, in consideration of the premises, representations, warranties and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. PURCHASE AND SALE AND CLOSING

1.1. The Seller hereby agrees to sell, assign, transfer and deliver to the Purchaser, and the Purchaser hereby agrees to purchase from the Seller, the Purchased Shares for an aggregate purchase price of $250.00 (the “Purchase Price”) payable on the Closing Date (as defined below). Payment shall be in U.S. Dollars, in the form of a check, certified bank draft or wire transfer sent to the personal account of the Seller (account information as provided by separate communiqué). On the Closing Date the Seller shall provide the Purchaser with a certificate in the name of the Purchaser representing the Purchased Share.

1.2. Closing. The closing (“Closing”) of the transactions contemplated hereby will occur on, or, before August 15, 2017 (the “Closing Date”).

2. REPRESENTATIONS AND WARRANTIES OF THE SELLER

2.1. The Seller warrants, covenants and represents to the Purchaser with the intention of inducing the Purchaser to enter into this Agreement that:

(a) the Seller is, and immediately prior to and at the Closing, the Seller shall be the legal and beneficial owner of the Purchased Shares and on the Closing Date, the Seller shall transfer to the Purchaser the Purchased Shares free and clear of all liens, restrictions, covenants or adverse claims of any kind or character;

(b) the Seller has the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered by the Seller hereunder and to consummate the transactions contemplated hereby; and

(c) the Seller is, or has been during the past ninety (90) days, an officer, director, 10% or greater shareholder or “affiliate” of the Company, as that term is defined in Rule 144 promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”);

(d) to the best of the knowledge, information and belief of the Seller there are no circumstances that may result in any material adverse effect to the Company or the value of the Purchased Shares that are now in existence or may hereafter arise;

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(e) the authorized capital of the Company consists of 150,000,000 common shares, par value $0.001 and 50,000,000 preferred stock, par value $0.001, of which a total of 9,800,000 common shares are issued and outstanding and 220,000 are reserved for issuance to members of the Company’s board of directors; additionally, the Company is in the process of an unregistered offering pursuant to which it may sell up to 2,500,000 units, each consisting of a share of common stock and a warrant to purchase a share of common stock;

(f) the Seller agrees to execute and deliver such other documents and to perform such other acts as shall be necessary to effectuate the purposes of this Agreement;

(g) there are no claims threatened or against or affecting the Company nor are there any actions, suits, judgments, proceedings or investigations pending or, threatened against or affecting the Company, at law or in equity, before or by any Court, administrative agency or other tribunal or any governmental authority or any legal basis for same;

(h) the Company is a “shell company” as that term is defined in the Securities Act and the rules and regulations promulgated thereunder; and

(i) the Purchased Shares, are “restricted securities” as that term is defined in the Securities Act and the rules and regulations promulgated thereunder.

3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.1. The Purchaser represents and warrants to the Seller that the Purchaser:

(a) has the legal power and authority to execute and deliver this Agreement and to consummate the transactions hereby contemplated;

(b) understands that the Company is a “shell company” and, as such, may find his ability to sell the Purchased Shares pursuant to an exemption from the registration requirements difficult;

(c) understands that the Purchased Shares are restricted securities;

(d) understands there is currently no established public market for the Purchased Shares, though they are quoted by a limited number of brokers on the OTC Markets Group Inc. Pink and there is no guarantee that a public market for the Purchased Shares will ever develop;

(e) understands and agrees that offers and sales of any of the Purchased Shares shall be made pursuant to an applicable exemption from the registration requirements of the Securities Act, including, but not limited to Rule 144 as promulgated by the Securities and Exchange SEC (the “SEC”) if and to the extent applicable; and

(f) is acquiring the Purchased Shares as principal for the Purchaser’s own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Purchased Shares and has the ability to withstand the loss of the full Purchase Price.

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3.2 The Purchaser agrees not to engage in hedging transactions with regard to the Purchased Shares accept in compliance with the Securities Act.

4. REGISTRATION RIGHTS

4.1 Piggy-Back Registration. If, at any time while the Purchaser owns the Purchased Shares, there is not an effective Registration Statement covering all of the Purchased Shares and the Company shall determine to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to Purchaser a written notice of such determination and, if within fifteen business days after the date of the delivery of such notice, Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Purchased Shares as Purchaser requests to be registered. In connection with the filing of the Registration Statement, Purchaser agrees to furnish to the Company a completed questionnaire in the form and substance approved by counsel for the Company (the “Selling Stockholder Questionnaire”) no less than five days prior to the filing of the Registration Statement. Notwithstanding any other provision of this Section 4, if the SEC or any SEC guidance sets forth a limitation on the number of securities permitted to be registered on a particular Registration Statement as a secondary offering, Purchaser understands and agrees that the Purchased Shares shall be the first securities removed from the Registration Statement in order to comply with the SEC or SEC guidance.

4.2 Registration Expenses. All fees and expenses incident to the performance of or compliance with this Section 4 by the Company shall be borne by the Company whether or not any Purchased Shares are sold pursuant to a Registration Statement. In no event however shall the Company be responsible for any broker or similar commissions of Purchaser or any legal fees or other costs of Purchaser.

4.3 Discontinued Disposition. Purchaser agrees that, upon receipt of a notice from the Company of the occurrence of any event that makes the Registration Statement outdated, defective or otherwise unavailable, Purchaser will forthwith discontinue disposition of the Purchased Shares under a Registration Statement until it is advised in writing by the Company or an agent of the Company that the use of the applicable prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its reasonable best efforts to ensure that the use of the prospectus may be resumed as promptly as is practicable, and shall advise Purchaser as promptly as practicable in writing.

4.4 Compliance. Purchaser covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of the Purchased Shares pursuant to a Registration Statement.

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4.5 Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Section 4, indemnify and hold harmless Purchaser, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell the Purchased Shares as principal as a result of a pledge or any failure to perform under a margin call of common stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any prospectus or any form of prospectus or in any amendment or supplement thereto, preliminary prospectus, free writing prospectus (as defined in Rule 405 promulgated under the Securities Act),or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 4, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding Purchaser furnished in writing to the Company by Purchaser expressly for use therein, or to the extent that such information relates to Purchaser or Purchaser’s proposed method of distribution of the Purchased Shares and was reviewed and expressly approved in writing by Purchaser expressly for use in a Registration Statement, such prospectus, preliminary prospectus, free writing prospectus, or in any amendment or supplement thereto (it being understood that Purchaser has approved the contents of the Selling Stockholder Questionnaire for this purpose) or (ii) the use by Purchaser of an outdated, defective or otherwise unavailable prospectus after the Company has notified Purchaser in writing that the prospectus is outdated, defective or otherwise unavailable for use by Purchaser. The Company shall notify Purchaser promptly of the institution, threat or assertion of any governmental action, litigation, hearing or other proceeding arising from or in connection with the transactions contemplated by this Section 4 of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Purchased Shares by Purchaser.

(b) Indemnification by Purchaser. Purchaser shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) Purchaser’s failure to comply with any applicable prospectus delivery requirements of the Securities Act through no fault of the Company or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, preliminary prospectus, free writing prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by Purchaser to the Company expressly for inclusion in such Registration Statement or such prospectus or (ii) to the extent, but only to the extent, that such information relates to Purchaser’s proposed method of distribution of the Purchased Shares and was reviewed and expressly approved in writing by Purchaser expressly for use in a Registration Statement (it being understood that the Purchaser has approved the contents of the Selling Stockholder Questionnaire for this purpose), such prospectus, preliminary prospectus, free writing prospectus, or in any amendment or supplement thereto or (iii) to the extent, but only to the extent, related to the use by Purchaser of an outdated, defective or otherwise unavailable prospectus after the Company has notified Purchaser in writing that the prospectus is outdated, defective or otherwise unavailable for use by Purchaser. In no event shall the liability of Purchaser under this Section 4.5(b) be greater in amount than the dollar amount of the net proceeds received by Purchaser upon the sale of the Purchased Shares giving rise to such indemnification obligation.

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(c) Conduct of Indemnification Proceedings.

(i) If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Section 5, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

(ii) An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

(iii) Subject to the terms of this Section 4, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

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5.    MISCELLANEOUS

5.1 The parties hereto acknowledge that they have obtained independent legal advice with respect to this Agreement and acknowledge that they fully understand the provisions of this Agreement.

5.2 Unless otherwise provided, all dollar amounts referred to in this Agreement are in United States dollars.

5.3 There are no representations, warranties, collateral agreements, or conditions concerning the subject matter of this Agreement except as herein specified.

5.4 This Agreement will be governed by and construed in accordance with the laws of the State of Nevada. The parties hereby attorn to the jurisdiction of the courts Clark County, Nevada with respect to any legal proceedings arising from this Agreement.

5.5 The representations and warranties of the parties contained in this Agreement shall survive the closing of the purchase and sale of the Purchased Shares and shall continue in full force and effect for a period of one year.

5.6 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

5.7 Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first above written.

SELLER:
/s/ Peter O'Brien
Peter O’Brien

PURCHASER:	/s/ Brett Nesland
Brett Nesland, Member

COMPANY:	/s/ Gregory Gorgas
Gregory Gorgas, President & CEO

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